                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         July 16, 2007
                                                --------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

           KANSAS                        0-22760                 48-1099142
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)
                                                                                                                                                                                         6
    846 N. Mart-Way Court, Olathe, Kansas                          66061
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  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code       (913) 647-0158
                                                  ------------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 2.02    Results of Operations and Financial Condition.

     On July 16, 2007 Elecsys  Corporaiton issued a press release announcing its financial  results for the quarter and fiscal year ended April 30,  2007. A copy of the press  release is  furnished  under Item 9.01 of this Form 8-K as Exhibit
99.1.

Item 9.01    Financial Statements and Exhibits.

     (c)     EXHIBITS. The following exhibits are filed herewith:

     99.1    Press Release dated July 16, 2007.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  July 16, 2007
                                       ELECSYS CORPORATION

                                       By:  /s/ Todd A. Daniels
                                          --------------------------------------
                                            Todd A. Daniels
                                            Vice President and Chief Financial
                                            Officer

                                  EXHIBIT INDEX

Exhibit Number           Description
--------------           ------------------------------------------------
     99.1                Press release dated July 16, 2007